SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 6, 2002

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street
New York, New York	10004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-99.1: STATEMENT OF PRINCIPAL EXECUTIVE OFFICER
EX-99.2: STATEMENT OF PRINCIPAL FINANCIAL OFFICER

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of The Goldman Sachs Group, Inc. (the “Company”) under the Securities Act of 1933.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are furnished as part of this report:

Exhibit 99.1	Statement, dated August 6, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

Exhibit 99.2	Statement, dated August 6, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure.

         On August 6, 2002, the principal executive officer and principal financial officer of the Company each submitted to the Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and 99.2 hereto.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: August 6, 2002	By:	/s/ Gregory K. Palm

Name: Gregory K. Palm

Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Statement, dated August 6, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

Exhibit 99.2	Statement, dated August 6, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.